                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY EQUITY FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                       SECURITY EQUITY FUND, GLOBAL SERIES
                           TO BE HELD OCTOBER 28, 1998
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461


TO THE STOCKHOLDERS OF
  - SECURITY EQUITY FUND
    o GLOBAL SERIES

   Notice is hereby given that a special meeting of the stockholders of Global Series (the "Series") of Security Equity Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on October 28, 1998 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To approve a Sub-Advisory Contract, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC, and OppenheimerFunds, Inc.

   2. a. To amend the Fund's fundamental investment limitation concerning diversification.

       b. To amend the Fund's fundamental investment limitation concerning underwriting.

       c. To amend the Fund's fundamental investment limitation concerning borrowing.

       d. To amend the Fund's fundamental investment limitation concerning lending.

       e. To eliminate the Fund's fundamental investment limitation concerning margin purchases of securities and short sales.

       f. To amend the Fund's fundamental investment limitation concerning senior securities.

       g. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

       h. To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.

       i. To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the fund, investment manager or underwriter own more than 5% of the outstanding securities of such issuer.

       j. To amend the Fund's fundamental investment limitation regarding owning, buying or selling real estate, commodities or commodities contracts.

       k. To eliminate the Fund's fundamental investment limitation concerning warrants.

       l. To eliminate the Fund's fundamental investment limitation concerning restricted securities.

       m. To eliminate the Fund's fundamental investment limitation concerning investment in puts, calls, straddles or spreads.

       n. To eliminate the Fund's fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration development programs.

   3. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of the Fund has fixed the close of business on August 31, 1998, as the record date for the determination of stockholders of the Series entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SECURITY EQUITY FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
Topeka, Kansas                                                        AMY J. LEE
                         , 1998                                        Secretary
--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND AS EARLY AS POSSIBLE.

SECURITY EQUITY FUND
  o  GLOBAL SERIES

MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                SPECIAL MEETING OF STOCKHOLDERS, OCTOBER 28, 1998
                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Equity Fund (the "Fund") and is revocable by timely submission to the Secretary of the Fund of another proxy or of notice of revocation in proper written form, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of Security Equity Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies are expected to be mailed on or about September 25, 1998.

                                VOTING SECURITIES

   Only stockholders of record of the Global Series (the "Series") of the Fund at the close of business on August 31, 1998 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Series was as follows: _______________ Class A shares and _______________ Class B shares, all of which are common stock of the Fund of the par value of $0.25 per share. Each share is entitled to one vote and Class A and Class B shares will be voted together with respect to Proposals No. 1 and No.2.

   Approval of the Sub-Advisory Contract, Proposal No. 1, and approval of changes to the fundamental investment limitations, Proposal No. 2, requires the affirmative majority vote of the outstanding shares of the common stock of the Series.

   A "majority vote" is defined as the vote of either 67 percent or more of voting securities of the Series present at the meeting in person or by proxy, or more than 50 percent of such outstanding voting securities, whichever is less.

--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 AND A COPY OF THE SEMI-ANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED MARCH 31, 1998, TO A SHAREHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO AMY LEE, SECRETARY OF THE FUND, BY WRITING THE FUND AT 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

   The presence, in person or by proxy, of more than 50 percent of the outstanding shares of the Series will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposal before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting. An abstention on any proposal, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

   In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                 PROPOSAL NO. 1
                       APPROVAL OF A SUB-ADVISORY CONTRACT
                     BETWEEN SMC AND OPPENHEIMERFUNDS, INC.

   The Series' stockholders are asked to approve a sub-advisory contract between SMC and OppenheimerFunds, Inc. ("Oppenheimer" or the "Sub-Adviser"). If this Proposal No. 1 is approved by the stockholders, Oppenheimer will provide sub-advisory services to the Series pursuant to a sub-advisory contract between SMC and Oppenheimer (the "Sub-Advisory Contract"). The Fund's Board of Directors, including a majority of the disinterested Directors, approved the Sub-Advisory Contract at a meeting held on July 24, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SERIES' STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   The Investment Manager has served as investment adviser of the Series since its inception in accordance with the terms of an Investment Management and Services Agreement dated December 8, 1988, as amended (the "Advisory Contract"). The Advisory Contract was approved initially by shareholders on December 8, 1988 and has not been submitted to shareholders for approval since that date. The Advisory Contract was renewed by directors of the Fund (including a majority of directors who are not parties to the contract or interested persons of any such party) on December 1, 1997. The Advisory Contract will continue in effect until January 1, 1999, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Advisory Contract, the Investment Manager furnishes the Series with investment research and advice and an investment program. In addition, the
Investment Manager provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the Securities and Exchange Commission ("SEC"). Pursuant to the Advisory Contract, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as dividend disbursing agent. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1997.

   For its services, the Investment Manager receives from the Fund, on an annual basis, 2 percent of the first $70 million of the average net assets and 1.5 percent of the remaining net assets, computed daily and payable monthly. The Investment Manager received from the Fund advisory fees of $642,585 during the fiscal year ended September 30, 1997.

   The Advisory Contract provides that the aggregate annual expenses of every character, exclusive of brokerage commissions, interest, taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class B Distribution Plan, but inclusive of the Investment Manager's compensation, shall not exceed the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager agrees to contribute such funds to the Fund or to waive such portion of its compensation as may be necessary to insure that total annual expenses will not exceed this amount.

   The Advisory Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager. The Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

                         EXISTING SUB-ADVISORY CONTRACT

   The  Investment  Manager  has  entered  into  a  Sub-Advisory  Contract  (the
"Existing Sub-Advisory Contract") with Lexington Global Asset Managers, Inc. ("Lexington") dated September 27, 1993. The Existing Sub-Advisory Contract was initially approved by shareholders on October 1, 1993, and has not been submitted to shareholders since that date.

   Pursuant to the Existing Sub-Advisory Contract, Lexington provides, subject to the Investment Manager's supervision, investment research and advice and an investment program, including decisions regarding which securities to purchase and sell and what portion of assets to hold uninvested. In addition, Lexington arranges for the purchase and sale of securities and other investments held by the Fund. For these sub-advisory services, Lexington receives from the Investment Manager an amount equal to 0.50 percent on an annual basis of the average net assets of the Series, calculated daily and payable monthly. During the fiscal year ended September 30, 1997, the Investment Manger paid Lexington $160,646 for sub-advisory services.

   The Board of Directors of the Fund approved continuance of the Existing Sub-Advisory Contract at the meeting of the Board held on December 1, 1997. The directors at that meeting noted they would continue to monitor the Series' performance under Lexington's investment management. At the Board of Directors meeting held on July 24, 1998, the Board of Directors considered the recommendation of the management of SMC that the Board of Directors terminate the Existing Sub-Advisory Contract and consider approval of a proposed sub-advisory agreement with Oppenheimer, as discussed below. The Board of Directors voted unanimously to terminate the Existing Sub-Advisory Agreement with Lexington, effective at the close of business on October 30, 1998.

                         PROPOSED SUB-ADVISORY CONTRACT

   SMC proposes to enter into a sub-advisory contract ("Sub-Advisory Contract") with Oppenheimer, a form of which is attached hereto as Exhibit "A". The Sub-Advisory Contract was proposed by SMC and was unanimously approved by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on July 24, 1998. SMC proposed the Sub-Advisory Contract because it believes that the Sub-Adviser has expertise with respect to global securities that would be valuable in managing the Series' investments.

   Under the Sub-Advisory Contract, the Sub-Adviser would furnish the Series those services currently provided by Lexington, including investment research and advice in connection with the Series' investment in securities and effecting purchases and sales of portfolio securities, subject to the policies and control of the Board of Directors and the supervision of SMC. For its services, the Sub-Adviser will receive from SMC an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Series and another series managed by SMC, computed on a daily basis as follows: .35 percent of the combined average daily net assets up to $300 million, plus .30 percent of such assets over $300 million up to $750 million and .25% of such assets over $750 million. Such fee shall be payable monthly. Under the terms of the Sub-Advisory Contract, the Sub-Adviser is not subject to any liability to the Fund or the Investment Manager connected with any services rendered under the Sub-Advisory Contract except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of a breach of its duties under the Sub-Advisory Contract.

   The Sub-Adviser has agreed to pay its expenses in connection with providing the sub-advisory services, including any expenses associated with preparing reports for the Fund's Board of Directors and expenses of travel by employees of the Sub-Adviser in connection with such reports as well as any expenses that it may incur in communicating with SMC.

   Approval of the Sub-Advisory Contract will not increase or decrease any fee or expense paid by the Fund or its stockholders because all fees under the Sub-Advisory Contract are paid by SMC. The fees earned by SMC for providing advisory services to the Fund will be increased, however, because the fees of the Sub-Adviser pursuant to the Sub-Advisory Contract are less than those paid to Lexington pursuant to the Existing Sub-Advisory Contract.

   During the fiscal year ended September 30, 1997, the Fund paid SMC a total of $642,585 for services provided under the Advisory Contract. If the Sub-Advisory Contract had been in effect during the 1997 fiscal year, SMC would have paid the Sub-Adviser $111,659 for services provided under that contract compared to $160,646 paid to Lexington during 1997.

   It is expected that the Sub-Advisory Contract will become effective on November 2, 1998, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Series. The contract will continue in force until November 1, 1999, and from year to year thereafter, provided such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the Sub-Advisory Contract or interested persons of any such party). The Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by either party or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Series. The Sub-Advisory Contract will automatically terminate in the event of the termination of the Advisory Contract between SMC and the Fund or in the event of its assignment.

   In recommending the approval of the Sub-Advisory Contract to the stockholders of the Series, the Board of Directors considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature and quality of the services to be provided to the Series; (2) the fairness of the compensation of the Sub-Adviser; (3) the financial soundness of the Sub-Adviser to render all necessary services to the Series; (4) comparative industry advisory fee structures and expense ratios for the Series including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; (5) the performance of a similar portfolio managed by the Sub-Adviser; and (6) the total fees paid by the Series, including 12b-1 plan fees. The Board gave equal weight to each of the above factors when considering approval of the contract. Based on the considerations above, the Board determined that: (1) Oppenheimer has the expertise to provide high-quality services to the Series; (2) the advisory fee rates paid by the Series and paid by SMC under the Sub-Advisory Contract are fair, and similar to those typically charged similar mutual funds; (3) the financial soundness of Oppenheimer is sufficient for Oppenheimer to render all necessary services to be provided under the Sub-Advisory Contract; and (4) approval of the Sub-Advisory Contract will not change the total fees paid by the Series because SMC pays all fees under the Sub-Advisory Contract.

   The Board of Directors of the Fund unanimously recommends approval of the Sub-Advisory Contract by a vote in favor of Proposal No. 1. In the event that the proposed contract is not approved, the Board of Directors will meet to consider whether to present another sub-advisory contract for approval.

                           THE PROSPECTIVE SUB-ADVISER

   Oppenheimer (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $90 billion as of June 30, 1998, and with more than 4 million shareholder accounts. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). Oppenheimer and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired Oppenheimer on October 22, 1990. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

   The names and principal occupations of the executive officer and directors of Oppenheimer are as follows:

--------------------------------------------------------------------------------
NAME AND ADDRESS*         PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Bridget A. Macaskill...   President, Chief Executive Officer and Director
Donald W. Spiro........   Chairman Emeritus and Director
James C. Swain.........   Vice Chairman
George Batejan.........   Executive Vice President
O. Leonard Darling.....   Executive Vice President
Craig Dinsell..........   Executive Vice President
Barbara Hennigar.......   Executive Vice President
James Ruff.............   Executive Vice President
Loretta McCarthy.......   Executive Vice President
Nancy Sperte...........   Executive Vice President
Andrew J. Donohue......   Executive Vice President, General Counsel and Director
Robert C. Doll.........   Executive Vice President and Director
Jeremy Griffiths.......   Executive Vice President and Chief Financial Officer
George C. Bowen........   Senior Vice President and Treasurer
Charles Albers.........   Senior Vice President
Peter M. Antos.........   Senior Vice President
Victor Babin...........   Senior Vice President
Robert A. Densen.......   Senior Vice President
Ronald H. Fielding.....   Senior Vice President
Robert B. Grill........   Senior Vice President
Thomas W. Keffer.......   Senior Vice President
John S. Kowalik........   Senior Vice President
David Negri............   Senior Vice President
Robert E. Patterson....   Senior Vice President
Russell Read...........   Senior Vice President
Richard Rubinstein.....   Senior Vice President
Arthur Steinmetz.......   Senior Vice President
Ralph Stellmacher......   Senior Vice President
John Stoma.............   Senior Vice President
Jerry A. Webman........   Senior Vice President
William L. Wilby.......   Senior Vice President
Robert G. Zack.........   Senior Vice President
Arthur J. Zimmer.......   Senior Vice President
--------------------------------------------------------------------------------
*These officers are located at one of the four offices of Oppenheimer: Two World
 Trade Center, New York, New York 10048; 6803 South Tucson Way, Englewood, Colorado 80112; 350 Linden Oaks, Rochester, New York 14625 and One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

   No officer or director of the Fund is an officer, employee or director of the Sub-Adviser. No officer or director of the Fund owns any securities of, or has any other material direct or indirect interest in, the Sub-Adviser or any of its affiliates. No director of the Fund has any direct or indirect material interest in any material transactions since October 1, 1997, or in any material proposed transactions, to which the Sub-Adviser, any parent or subsidiary of the Sub-Adviser, or any subsidiary of the parent of such entities was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Contract with respect to the composition of the Board of Directors of the Fund or of the Sub-Adviser, or with respect to the selection or appointment of any person to any office of either such company.

   The Sub-Adviser acts as adviser for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of seeking long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Set forth below are the names of such funds, together with information concerning the funds' net assets and the fees paid to the Sub-Adviser for its services.

------------------------------------------------------------------------------------------------------------------------------------
                                    RELATIONSHIP            NET ASSETS                                            FEE WAIVERS OR
FUND NAME                          OF SUB-ADVISER         AS OF 6-30-98        ANNUAL RATE OF COMPENSATION        REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Quest Global        Investment Adviser(1)        $494.1         .75% on the first $400 million             N/A
Value Fund, Inc.                                                            .70% on the next $400 million and
                                                                            .65% on the net assets in excess
                                                                              of $800 million
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International       Investment Adviser           $390.9         .80% on the first $250 million             N/A
Growth Fund                                                                 .77% on the next $250 million
                                                                            .75% on the next $500 million
                                                                            .69% on the next $1 billion and
                                                                            .67% on the net assets in excess
                                                                              of $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            Investment Adviser         $1,136.5         .75% on the first $200 million             N/A
Accounts Funds/Oppenheimer                                                  .72% of the next $200 million
Global Securities Fund                                                      .69% of the next $200 million
                                                                            .66% of the next $200 million
                                                                            .60% of net assets in excess
                                                                              of $800 million
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Developing          Investment Adviser            $53.9         100% of the first $250 million             N/A
Markets Fund                                                                .95% of the next $250 million
                                                                            .90% of the next $500 million
                                                                            .85% of net assets in excess
                                                                              of $1 billion
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International       Investment Adviser            $12.4         .80% of the first $250 million             N/A
Small Company Fund                                                          .77% of the next $250 million
                                                                            .75% of the next $500 million
                                                                            .69% of the next $1 billion
                                                                            .67% of net  assets in excess
                                                                              of $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Panorama Series Fund, Inc./     Investment Adviser(2)        $100.1         the annual rates are:                      N/A
International Equity                                                        1.00% of the average daily net
Portfolio                                                                     assets up to $250 million
                                                                            .90% of average daily net
                                                                              assets over $250 million
------------------------------------------------------------------------------------------------------------------------------------
Atlas Assets, Inc./Atlas            Sub-Adviser               $45.0         .35% of the first $50 million              N/A
Global Growth Fund                                                          .30% of the next $50 million
                                                                            .25% of net assets in excess
                                                                              of $100 million
------------------------------------------------------------------------------------------------------------------------------------
1  The Sub-Adviser pays an annual fee to OpCap Advisors the "Sub-Adviser" for Oppenheimer Quest Global Value Fund, Inc. based on the average daily net assets of Oppenheimer  Quest Global Value Fund, Inc. ("Fund") equal to 40% of the advisory fee collected by the
   Investment  Adviser based on the net assets of the Fund as of November 22, 1995 (the "Base  Amount")  plus 30% of the  investment advisory fee collected by the Investment Adviser based on the net assets of the Fund that exceed that amount.

2  The  Sub-Adviser  pays an  annual  fee to  Babson-Stewart  Ivory  International  the  "Sub-Adviser"  for  Panorama  Series  Fund,
   Inc./International  Equity  Portfolio  based on the average daily net assets of the  International  Equity  Portfolio of Panorama
   Series Fund, Inc.: .75% of the first $10 million,  .625% of the next $15 million,  .50% of the next $25 million and .375% of such assets in excess of $50 million.
------------------------------------------------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 2
                TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT
                             LIMITATIONS OF THE FUND

   Certain investment limitations of the Fund are matters of fundamental policy and may not be changed without the approval of the Fund's shareholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Fund be amended or eliminated as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform the investment policies of the Fund to those of other mutual funds managed by the Sub-Adviser. The changes will allow the Sub-Adviser to manage the Fund's investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Fund's shareholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations, in some cases, also will give the Fund the flexibility to change its investment methods in the future without a shareholder vote, provided that the Board of Directors approves any such change. Set forth below are each of the proposed changes. Shareholders have the option to approve all, some or none of the proposed changes.

                                PROPOSAL NO. 2(A)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                           CONCERNING DIVERSIFICATION

   The Fund currently is subject to a fundamental limitation concerning the diversification of its assets among issuers, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to invest more than 5% of its Not to invest more than 5% of its total assets in the securities of any total assets in the securities of any
one issuer.                               one issuer (other than obligations of,
                                          or guaranteed by, the U.S. Government,
                                          its  agencies  or  instrumentalities);
                                          provided that this limitation  applies
                                          only with respect to 75% of the Fund's
                                          total assets.
--------------------------------------------------------------------------------

   The proposed fundamental investment limitation would conform the Fund's investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Fund's total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Fund by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of shareholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Fund the flexibility to take a larger position in the securities of a single issuer if the Sub-Adviser believes that such a position is advisable and is consistent with the investment objective and policies of the Fund. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(A).

                                PROPOSAL NO. 2(B)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING UNDERWRITING

   The Fund currently is subject to a fundamental investment limitation concerning underwriting, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to underwrite securities of other Not to act as underwriter of issuers, provided that this policy securities issued by others, except to shall not be construed to prevent or the extent that the Fund may be
limit in any  manner  the right of the    considered an  underwriter  within the
Fund  to   purchase   securities   for    meaning of the  Securities Act of 1933
investment purposes.                      in  the   disposition   of  restricted
                                          securities.
--------------------------------------------------------------------------------

   The primary purpose of the proposed amendment is to clarify that the Fund is not prohibited from selling restricted securities if, as a result of such sale, the Fund is considered an underwriter under federal securities laws and to revise the Fund's fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by the Investment Manager. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment policy will advance the goals of standardization discussed above. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(B). If this Proposal No. 2(b) is approved by shareholders, the new fundamental underwriting limitation cannot be changed without a future vote of shareholders.

                                PROPOSAL NO. 2(C)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                              CONCERNING BORROWING

   The Fund currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of shareholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to borrow money or securities  for    Not to  borrow in excess of 33 1/3% of
any purposes except to the extent that    its total assets.
borrowing  up to  10%  of  the  Fund's
total   assets   is   permitted    for    As an operating  policy,  the Fund may
emergency purposes on a temporary not borrow money or securities for any basis from banks and will not be made purposes except that borrowing up to for investment purposes. The Fund may 10% of the Fund's total assets from also obtain such short term credits as commercial banks is permitted for
are  necessary  for the  clearance  of    emergency or temporary purposes.
portfolio transactions.
--------------------------------------------------------------------------------

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders. The operating policy could be changed upon the vote of the Board of Directors.

   Adoption of the proposed amendment is not expected to affect the way the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the operating policy in the future to allow the Fund to engage in leveraging. Leveraging is a speculative investment technique which consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Fund has no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

   The proposed change will have no current impact on the Fund. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Fund to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(C).

                                PROPOSAL NO. 2(D)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                               CONCERNING LENDING

   The Fund currently is subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of shareholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to make loans to other persons No Fund may lend any security or make other than the purchase of publicly any other loan if, as a result, more distributed debt securities which are than 33 1/3% of the Fund's total not considered loans or by entry into assets would be lent to other parties,
repurchase agreements.                    except (i) through  the  purchase of a
                                          portion of an issue of debt securities
                                          in  accordance   with  its  investment
                                          objective  and  policies,  or  (ii) by
                                          engaging in repurchase agreements with
                                          respect to portfolio securities.

                                          As an operating policy,  the Fund does
                                          not  currently  intend to lend  assets
                                          other   than   securities   to   other
                                          parties.  (This  limitation  does  not
                                          apply to purchases of debt  securities
                                          or to repurchase agreements.)
--------------------------------------------------------------------------------

   This proposal if adopted will affect the way in which the Fund is managed in that it will allow the Fund to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities loans are outstanding, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund would have a right to call each loan and obtain the securities within the period of time which coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Fund would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.

   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager or Sub-Adviser to be of good standing and would not be made unless, in the judgment of the Investment Manager or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending, the adoption of standardized investment policies as proposed will advance the goals of investment limitation standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(D).

                                PROPOSAL NO. 2(E)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
            CONCERNING MARGIN PURCHASES OF SECURITIES AND SHORT SALES

   The Fund currently is subject to a fundamental investment limitation concerning margin purchases of securities and short sales, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to buy  securities  on  margin  or    As an operating policy,  the Fund does
effect short sales of securities.         not    currently    intend   to   sell
                                          securities  short,  unless  it owns or
                                          has the  right  to  obtain  securities
                                          equivalent  in kind and  amount to the
                                          securities  sold short,  and  provided
                                          that transactions in futures contracts
                                          and   options   are  not   deemed   to
                                          constitute  selling  securities short.
                                          In   addition,   the  Fund   does  not
                                          currently     intend    to    purchase
                                          securities on margin,  except that the
                                          Fund  may   obtain   such   short-term
                                          credits  as  are   necessary  for  the
                                          clearance   of    transactions,    and
                                          provided   that  margin   payments  in
                                          connection with futures  contracts and
                                          options on futures contracts shall not
                                          constitute  purchasing  securities  on
                                          margin
--------------------------------------------------------------------------------

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment policy prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable policies of the Securities and Exchange Commission. The proposed non-fundamental limitation includes these exceptions.

   Elimination of the Fund's fundamental investment policy on short selling and margin purchases is unlikely to affect the Fund's investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of shareholders. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interests of shareholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(E).

                                PROPOSAL NO. 2(F)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                          CONCERNING SENIOR SECURITIES

   The Fund currently is subject to a fundamental investment limitation concerning senior securities, and the Investment Manager recommends that shareholders approve the amendment of this fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to issue senior securities.           Not to issue senior securities, except
                                          as  permitted   under  the  Investment
                                          Company Act of 1940.
--------------------------------------------------------------------------------

   The primary purpose of this proposed change is to revise the Fund's fundamental investment limitation to conform to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is adopted, the new limitation concerning senior securities could not be changed without a vote of shareholders.

   The proposed limitation allows the Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a fund that has claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" provided certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date, such as the purchase of securities to be settled on a date that is further in the future that the normal settlement period, may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund utilizes transactions that may be considered "senior securities" only in accordance with applicable requirements under the 1940 Act.

   Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Fund is managed, its investment performance or the securities or instruments in which the Fund invests. The Board of Directors believes, however, that adoption of a standardized fundamental investment limitation is in the best interests of shareholders because it will facilitate the Investment Manager's compliance efforts. In addition, the Board believes that the proposed limitation will allow the Fund to respond to developments in the mutual fund industry and the 1940 Act which may make the use of senior securities advantageous. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(F).

                                PROPOSAL NO. 2(G)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
               CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

   The Fund currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to  invest  in the  securities  of    As an operating  policy,  the Fund may
other investment companies.               not,   except  in  connection  with  a
                                          merger, consolidation, acquisition, or
                                          reorganization,    invest    in    the
                                          securities    of   other    investment
                                          companies,     including    investment
                                          companies  advised  by the  Investment
                                          Manager,  if,  immediately  after such
                                          purchase or acquisition, more than 10%
                                          of  the  value  of  the  Fund's  total
                                          assets   would  be  invested  in  such
                                          securities.
--------------------------------------------------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Fund's investment practices, because the Fund currently does not expect to invest in shares of other investment companies. However, investment in shares of money market funds may from time to time offer a convenient way to invest the Fund's idle cash. To the extent that the Fund invests in shares of other investment companies, it will have the effect of requiring shareholders to pay the operating expenses of two mutual funds. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(G).

                                PROPOSAL NO. 2(H)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                     CONCERNING INVESTMENT IN COMPANIES WITH
                    LESS THAN THREE YEARS' OPERATING HISTORY

   The Fund currently is subject to a fundamental investment limitation concerning investment in companies having a record of less than three years' continuous operation, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to  invest in  companies  having a    As an operating  policy,  the Fund may
record of less than three years' not invest in securities of an issuer, continuous operation, which may that together with any predecessor,
include the  operations of predecessor    has been in  operation  for less  than
corporations.                             three years if, as a result, more than
                                          5% of the  total  assets  of the  Fund
                                          would   then  be   invested   in  such
                                          securities.
--------------------------------------------------------------------------------

   Adoption of the proposed standardized operating policy would facilitate the Investment Manager's compliance program and would enable the Fund to respond more promptly if purchase of the securities of unseasoned issuers becomes more desirable in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(H).

                                PROPOSAL NO. 2(I)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
       CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE OFFICERS
          AND DIRECTORS OF THE FUND, INVESTMENT MANAGER OR UNDERWRITER
          OWN MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

   The Fund currently is subject to a fundamental investment limitation concerning purchasing the securities of an issuer if the officers and directors of the Fund, Investment Manager or Underwriter own 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities. The Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation.

   This limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale. The Fund is no longer subject to such requirements. The Investment Manager recommends that this fundamental investment limitation be eliminated because, while it has not precluded investments in the past, its elimination could increase the Fund's flexibility when choosing investments in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL NO. 2(I).

                                PROPOSAL NO. 2(J)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                REGARDING OWNING, BUYING OR SELLING REAL ESTATE,
                      COMMODITIES OR COMMODITIES CONTRACTS

   The Fund currently is subject to a fundamental investment limitation concerning investment in real estate, commodities or commodities contracts and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to own,  buy or sell real  estate,    Not  to  purchase  or  sell   physical
commodities or commodity contracts.       commodities,  except that the Fund may
                                          enter  into  futures   contracts   and
                                          options  thereon.  Not to  purchase or
                                          sell real estate unless  acquired as a
                                          result of ownership of  securities  or
                                          other  instruments (but this shall not
                                          prevent  the Fund from  investment  in
                                          securities or other instruments backed
                                          by  real  estate  or   securities   of
                                          companies  engaged in the real  estate
                                          business).
--------------------------------------------------------------------------------

   The Fund has interpreted the fundamental policy limitation concerning commodities to allow investment in financial futures contracts and options thereon. The proposed amendment of this fundamental policy limitation modernizes the language to reflect this interpretation but does not change the Fund's approach to investing in commodities. The Fund does not intend to engage in the buying or selling of physical commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.

   The Fund similarly has interpreted this fundamental investment limitation to allow the purchase of securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The proposed investment limitation makes explicit this interpretation and also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. The Investment Manager considers direct ownership of real estate as a result of ownership of securities or other instruments to be a remote possibility. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(J).

                                PROPOSAL NO. 2(K)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                               CONCERNING WARRANTS

   The Fund currently is subject to a fundamental investment limitation concerning warrants, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to invest in warrants unless As an operating policy, the Fund does acquired as a unit or attached to not currently intend to purchase
other securities.                         warrants,  valued at the lower of cost
                                          or  market,  in  excess  of 10% of the
                                          Fund's net  assets.  Included  in that
                                          amount  but  not to  exceed  2% of net
                                          assets,  are  warrants  of  which  the
                                          underlying  securities  are not traded
                                          on   principal   domestic  or  foreign
                                          exchanges.  Warrants  acquired  by the
                                          Fund   in   units   or   attached   to
                                          securities  are not  subject  to these
                                          restrictions.
--------------------------------------------------------------------------------

   Warrants entitle the holder to purchase the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

   The Investment Manager recommends elimination of the fundamental investment limitation and adoption of the operating policy to give the Fund the flexibility to invest in warrants. The Investment Manager believes that such flexibility is beneficial to the Fund. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(K).

                                PROPOSAL NO. 2(L)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                        CONCERNING RESTRICTED SECURITIES

   The Fund currently is subject to a fundamental investment limitation concerning restricted securities, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not to  invest  more  than  10% of its    As an operating  policy,  the Fund may
total assets in restricted securities.    not  invest  in  securities  which are
                                          restricted as to disposition under the
                                          federal  securities laws,  except that
                                          the  Fund  may   purchase   restricted
                                          securities   which  are  eligible  for
                                          resale pursuant to Rule 144A under the
                                          Securities  Act  of  1933  (the  "1933
                                          Act").
--------------------------------------------------------------------------------

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the time of the decision to sell and the time the Fund may be permitted sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   The Fund's current fundamental limitation limits investment in restricted securities to 10% of its total assets. The Board of Directors believes that the proposed operating policy is in the best interests of shareholders because of the benefits of standardized limitations and the flexibility to respond more promptly if increased investment in restricted securities would be beneficial to the Fund in the future.

   The Board of Directors proposes to limit investment in restricted securities to those securities that are eligible for resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Adviser under the direction of the Board of Directors will determine whether securities purchased under Rule 144A are illiquid and therefore subject to the Fund's restriction of investing no more than _____ percent of its net assets in illiquid securities. Increased investment in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities. FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(L).

                                PROPOSAL NO. 2(M)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
           CONCERNING INVESTMENT IN PUTS, CALLS, STRADDLES OR SPREADS

   The Fund currently is subject to a fundamental investment limitation concerning investment in puts, calls, straddles, spreads or a combination thereof, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------
Not  to  invest  more  than  2% of its    As an operating  policy,  the Fund may
total assets in puts, calls, buy and sell exchange-traded and straddles, spreads, or any combination over-the-counter put and call options,
thereof.                                  including  index  options,  securities
                                          options,  currency options and options
                                          on  futures,  provided  that a call or
                                          put may be  purchased  only  if  after
                                          such  purchase,  the value of all call
                                          and put options  held by the Fund will
                                          not  exceed  5% of  the  Fund's  total
                                          assets.   The  Fund  may  write   only
                                          covered put and call options. The Fund
                                          does not currently intend to engage in
                                          spread or straddle transactions.
--------------------------------------------------------------------------------

   A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Fund's portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Fund's ability to close out options it has written.

   A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Fund will write only covered put options, which means that the Fund will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times in which the put option is outstanding. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

   Options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. Losses from options could be significant if the Fund were unable to close out its position due to distortions in the market or lack of liquidity.

   The use of options involves investment risks and transaction costs to which the Fund would not be subject absent the use of options. If the Investment Manager or Sub-Adviser seeks to protect the Fund against potential adverse movements in the securities, foreign currency or interest rate markets using options, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use options strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

   The Board of Directors has considered the risks associated with investment in options and believes that the use of options may be beneficial to the Fund under certain circumstances. The Board of Directors further believes that adoption of standardized operating policies will contribute to the overall objectives of standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(M).

                                PROPOSAL NO. 2(N)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                CONCERNING INVESTMENT IN OIL, GAS, MINERAL LEASES
                OR OTHER MINERAL EXPLORATION DEVELOPMENT PROGRAMS

   The Fund currently is subject to a fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration development programs, and the Investment Manager recommends that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy which could be changed without a vote of shareholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
               CURRENT                                   PROPOSED
--------------------------------------------------------------------------------

Not to invest in limited partnerships As an operating policy, the Fund does or similar interests in oil, gas, not currently intend to invest in oil, mineral leases or similar mineral gas, mineral leases or other mineral
exploration    development   programs;    exploration or development programs.
provided,  however  that  the Fund may
invest  in  the  securities  of  other
corporations  whose activities include
such exploration and development.
--------------------------------------------------------------------------------

   The proposed change would have no current impact on the Fund. Adoption of a standardized operating policy would, however, facilitate the Investment Manger's compliance efforts and would enable to the Fund to respond more promptly in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2(N).

   Conclusion. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Fund, as set forth in Proposal No. 2, are in the best interests of shareholders and unanimously recommends voting FOR all of the changes set forth in Proposal No. 2. Each change that is approved by shareholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit C. For any change that is not approved, the Fund's current investment limitation, as set forth in the applicable sub-portion of Proposal 2, will remain unchanged.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   Security  Distributors,  Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas
66636-0001, is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of Security Benefit Group, Inc. which is a wholly-owned subsidiary of Security Benefit Life Insurance Company ("SBL"). The Investment Manager is also a wholly-owned subsidiary of SBL. For the fiscal year ended September 30, 1997, the Fund paid no sales commissions to SDI.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS*           PRINCIPAL OCCUPATION                                       POSITION WITH SMC          POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank**          President and Managing Member Representative of SMC        President and Managing     Vice President
                                                                                       Member Representative      and Director
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland             Senior Vice President and Managing Member                  Senior Vice President      President and
                            Representative of SMC                                      and Managing Member        Director
                                                                                       Representative
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.        Business broker, Griffith & Blair Realtors                 None                       Director
2222 SW 29th Street
Topeka, KS 66611
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin            Vice President, Palmer Companies (Wholesalers,             None                       Director
3616 Canterbury Town Road   Retailers and Developers) and Bellairre Shopping
Topeka, KS 66610            Center (Leasing and Shopping Center Management);
                            Secretary-Treasurer, Palmer News, Inc. (Wholesale
                            Distributors)
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Morris, Jr.         Retired; Former General Partner, Mark Morris               None                       Director
5500 SW 7th Street          Associates (Veterinary Research and Education)
Topeka, KS 66606
------------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius        President and Chief Executive Officer, Stormont-Vail       None                       Director
1500 SW 10th Avenue         Health Care
Topeka, KS 66604
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Young               Vice President, SMC; Second Vice President, Security       Vice President             Vice President
                            Benefit Group, Inc. and Security Benefit Life
                            Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Jane A. Tedder              Vice President and Senior Economist, SMC; Vice             Vice President and         Vice President
                            President, Security Benefit Group, Inc. and                Senior Economist
                            Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                  Secretary, SMC; Vice President, Associate General          Secretary                  Secretary
                            Counsel and Assistant Secretary, Security Benefit
                            Group, Inc. and Security Benefit Life Insurance
                            Company
------------------------------------------------------------------------------------------------------------------------------------
Terry A. Milberger          Senior Vice President and Senior Portfolio Manager,        Senior Vice President      Vice President
                            SMC; Senior Vice President, Security Benefit Group,        and Senior Portfolio
                            Inc. and Security Benefit Life Insurance Company           Manager
------------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields            Vice President and Portfolio Manager, SMC; Assistant       Vice President and         Vice President
                            Vice President, Security Benefit Group, Inc. and           Portfolio Manager
                            Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
James P. Schier             Assistant Vice President and Portfolio Manager, SMC;       Assistant Vice             Vice President
                            Assistant Vice President, Security Benefit Group, Inc.     President and
                            and Security Benefit Life Insurance Company                Portfolio Manager
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser            Second Vice President and Portfolio Manager, SMC;          Second Vice President      Vice President
                            Second Vice President, Security Benefit Group,             and Portfolio Manager
                            Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur               Assistant Vice President and Portfolio Manager, SMC;       Assistant Vice             Vice President
                            Assistant Vice President, Security Benefit Group, Inc.     President and
                            and Security Benefit Life Insurance Company                Portfolio Manager
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood           Assistant Vice President and Treasurer, SMC;               Assistant Vice             Treasurer
                            Assistant Vice President, Security Benefit Group, Inc.     President and
                            and Security Benefit Life Insurance Company                Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard     Assistant Secretary, SMC; Assistant Vice President and     Assistant Secretary        Assistant
                            Assistant Counsel, Security Benefit Group, Inc. and                                   Secretary
                            Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
 *All located at 700 Harrison, Topeka, KS 66636 unless otherwise noted.
**Principal executive officer
------------------------------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.

--------------------------------------------------------------------------------
                             NUMBER OF SHARES BENEFICIALLY
NAME AND POSITION*             OWNED AS OF JUNE 30, 1998     PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
                                  CLASS A     CLASS B        CLASS A     CLASS B
                                  -------     -------        -------     -------
All directors and executive
officers as a group               8,279.5      None            .54%        0
--------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of June 30, 1998, except as shown in the above chart.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended September 30, 1997, which was mailed to stockholders on or about December 1, 1997.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

   THIS   AGREEMENT   is  made   and   entered   into  on  this   ____   day  of
_____________________, 1998 between SECURITY MANAGEMENT COMPANY, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and
OPPENHEIMERFUNDS, INC. (the "Subadviser"), a Colorado corporation registered under the Investment Advisers Act.

                                   WITNESSETH:

   WHEREAS, Security Equity Fund (the "Fund"), a Kansas corporation, is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, Security Equity Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

   WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

   WHEREAS, the Adviser desires to retain the Subadviser as subadviser for the Global Series (the "Fund") to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

   NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

   1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Fund subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments. The Subadviser shall not be responsible for any services to the Fund or to bear any expenses other than those delineated in this Agreement.

   2.  DUTIES OF SUBADVISER.

       (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in its prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board to purchase, hold and sell investments for the account of the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

       (b) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Fund's Board to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and Security Equity Fund, brokers or dealers affiliated with the Subadviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, the Fund or the Fund's Board providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades. Subject to the foregoing provisions of this subsection 2(b), the Subadviser may also consider sales of fund shares and shares of other investment companies managed by the Subadviser or its affiliates as a factor in the selection of brokers or dealers for the Fund's portfolio transactions.

       (c) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund ("Principal Transactions"); PROVIDED, HOWEVER, the Subadviser may enter into a Principal Transaction with the Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

           The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Fund with a copy of such Code of Ethics.

       (d) BOOKS AND RECORDS. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9),
   (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

       (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice (but no more than once in any 12-month period) to review the Investments of the Fund.

           The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

       (f) CUSTODY ARRANGEMENTS. The Subadviser shall provide the Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

       (g) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of the Fund's Board and the Adviser, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act, the rules thereunder, and all other applicable federal and state laws and regulations.

           In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that it might not so qualify in the future.

           The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of the Fund, (ii) the By-Laws of the Fund, (iii) the Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the Security Equity Fund Board and the Adviser.

       (h) VOTING OF PROXIES. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

   3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

   4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Fund and Series D of SBL Fund, computed on a daily basis and payable monthly, as follows: 0.35 percent of such assets up to $300 million, plus 0.30 percent of such assets over $300 million up to $750 million and 0.25 percent of such assets over $750 million. If this Agreement shall be effective for only a portion of a year, then the Subadviser's compensation for said year shall be prorated for such portion. For purposes of this paragraph 4, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's Prospectus. Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

   5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the Fund's Board.

   6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

       (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

       (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

       (c) The Subadviser has registered as a commodities trading advisor under the CEA with the Commodity Futures Trading Commission (the "CFTC");

       (d) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets and carry on its business as it is now being conducted;

       (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

       (f) This Agreement is a valid and binding agreement of the Subadviser;

       (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

   7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Fund are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

   8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

       (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

       (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

       (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

       (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

       (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

       (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

       (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

   9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

   10. LIABILITY AND INDEMNIFICATION.

       (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, Security Equity Fund, or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

       (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, Security Equity Fund and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, Security Equity Fund or the Fund, as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, Security Equity Fund's or the Fund's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

   11. DURATION AND TERMINATION.

       (a) DURATION. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to Security Equity Fund unless it has first been approved (i) by a vote of a majority of those directors of Security Equity Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
   (ii) by vote of a majority of Security Equity Fund's outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to the Fund if specifically approved each year by either (i) the Board of Directors of Security Equity Fund, or
   (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Fund must be approved by the vote of a majority of Security Equity Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

       (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

             (i) By vote of a majority of the Board of Directors of Security Equity Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

            (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

           (iii)  By  the  Adviser   immediately  upon  written  notice  to  the
       Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

            (iv) By the Subadviser upon 180 days written notice to the Adviser and the Fund.

       This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

   12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. The Adviser shall remain responsible for, among other things, providing the following services with respect to the Fund:

       (a) The Adviser shall provide the Subadviser, or shall cause the Fund's Custodian to provide to the Subadviser, on each business day as of time deadline to be mutually agreed upon, a report or a computer download in a mutually acceptable software program and format, detailing the Fund's portfolio holdings, uninvested cash, current valuations and other information requested by the Subadviser to assist it in carrying out its duties under this Agreement, as of the close of the prior business day. In performing its obligations under this Agreement, the Subadviser may rely upon the information provided to it by or on behalf of the Adviser or the Fund's Custodian.

       (b) Composition of periodic reports with respect to the Fund's operations for shareholders of the Fund, composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by Federal and state securities laws for the continuous public offering and sale of shares of the Fund, as well as the determination of the net asset value of shares of the Fund.

   13. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to the Fund shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

   14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

       (a)  If to the Subadviser:

            OppenheimerFunds, Inc.
            Two World Trade Center
            New York, New York 10048-0203
            Attention:  Andrew J. Donohue
            Facsimile:  (212) 321-1159

       (b)  Copy to:

            OppenheimerFunds, Inc.
            6801 Tucson Way
            Englewood, CO 80112
            Attention:  Treasurer
            Facsimile:  (303) 768-2849

       (c)  If to the Adviser:

            James R. Schmank
            President
            Security Management Company, LLC
            700 SW Harrison
            Topeka, Kansas 66636-0001
            Attention:  James R. Schmank
            Facsimile:  (785) 431-3080

       (d)  If to Security Equity Fund:

            Amy J. Lee
            Secretary
            Security Equity Fund
            700 SW Harrison
            Topeka, Kansas 66636-0001
            Attention:  Amy J. Lee, Secretary
            Facsimile:  (785) 431-3080

   15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

   16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

   17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

   18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

   19. CERTAIN DEFINITIONS.

       (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

       (b) MISCELLANEOUS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term
   "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY MANAGEMENT COMPANY, LLC

                                          By:     ______________________________
                                          Name:   James R. Schmank
                                          Title:  President

                                          Attest: ______________________________
                                          Name:   Amy J. Lee
                                          Title:  Secretary

                                          OPPENHEIMERFUNDS, INC.

                                          By:     ______________________________
                                          Name:
                                          Title:

                                          Attest: ______________________________
                                          Name:
                                          Title:

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


                      GLOBAL SERIES OF SECURITY EQUITY FUND
                         Special Meeting of Shareholders
                                October 28, 1998

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and Donald L. Hardesty, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

                      GLOBAL SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on October 28, 1998, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
GLOBAL SERIES OF SECURITY EQUITY FUND


For address  changes and/or  comments,  please check      [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                          FOR  AGAINST  ABSTAIN

1.  Approval of the  Sub-Advisory  Contract  between
    SMC and OppenheimerFunds, Inc.                        [  ]   [  ]    [  ]

2.  a.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        concerning diversification.                       [  ]   [  ]    [  ]

2.  b.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        concerning underwriting.                          [  ]   [  ]    [  ]

2.  c.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        concerning borrowing.                             [  ]   [  ]    [  ]

2.  d.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        concerning lending.                               [  ]   [  ]    [  ]

2.  e.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        margin  purchases  of  securities  and short
        sales.                                            [  ]   [  ]    [  ]

2.  f.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        concerning senior securities.                     [  ]   [  ]    [  ]

2.  g.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        investment in other investment companies.         [  ]   [  ]    [  ]

2.  h.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        investment in companies with less than three
        years' operating history.                         [  ]   [  ]    [  ]

2.  i.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        purchasing  securities of an issuer in which
        the  officers  and  directors  of the  Fund,
        Investment  Manager or Underwriter  own more
        than  5% of the  outstanding  securities  of
        such issuer.                                      [  ]   [  ]    [  ]

2.  j.  Approval of the  proposed  amendment  to the
        Fund's  fundamental   investment  limitation
        regarding  owning,  buying or  selling  real
        estate commodities or commodities contracts.      [  ]   [  ]    [  ]

2.  k.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        warrants.                                         [  ]   [  ]    [  ]

2.  l.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        restricted securities.                            [  ]   [  ]    [  ]

2.  m.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        investment  in  puts,  calls,  straddles  or
        spreads.                                          [  ]   [  ]    [  ]

2.  n.  Approval  of the  elimination  of the Fund's
        fundamental investment limitation concerning
        investment  in oil, gas,  mineral  leases or
        other   mineral    exporation    development
        programs.                                         [  ]   [  ]    [  ]


___________________________________________    _________________________________
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

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